Exhibit 99.1

Your Imagination, Our Innovation

Avago Technologies to Acquire LSI Corporation

Global Employee Meeting December 16, 2013

Your Imagination, Our Innovation

Forward Looking Statements

Cautions Regarding Forward-Looking Statements

This document contains forward-looking statements which address Avago’s expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Avago or industry performance, based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include our ability to achieve the growth prospects and synergies expected from acquisitions we may make, including LSI; delays, challenges and expenses associated with integrating acquired companies with our existing businesses, including LSI; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; loss of our significant customers; increased dependence on the volatile wireless handset market; quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; market acceptance of the end products into which our products are designed; our target markets not growing as quickly as expected; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; our ability to attract, retain and motivate qualified personnel, particularly design and technical personnel; any expenses associated with resolving customer product and warranty and indemnification claims; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Important additional risk factors that may cause such a difference for Avago in connection with the acquisition of LSI include, but are not limited to unexpected variations in market growth and demand for, matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction and closing conditions relating to the transaction, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements.

Avago’s Quarterly Report on Form 10-Q filed on September 13, 2013 and other filings with the SEC (which may be obtained for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect Avago’s business, results of operations and financial condition. Avago undertakes no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Your Imagination, Our Innovation

Today’s Announcement

Avago will acquire LSI Corporation

Consideration

Offer price for LSI of $11.15 per share

100% cash consideration

Equity value of $6.6 billion

Sources of Financing

$1.0 billion cash from combined company balance sheet

$4.6 billion of fully committed term loans

$1.0 billion convertible note or preferred stock from Silver Lake Partners

Expected close in first half of calendar 2014, subject to customary closing conditions

Companies will continue to operate independently until the close

This is about growth – together we are a stronger semiconductor company

Your Imagination, Our Innovation

Benefits of the Transaction

Positions Avago as a leader in the enterprise storage market

Expands Avago’s market position and brings valuable system-level expertise in wired infrastructure

Diversifies our revenue and increases Avago’s scale

Immediately accretive to free cash flow and non-GAAP earnings per share

Together, we are bigger, better, stronger

Your Imagination, Our Innovation

About LSI Corporation

San Jose-based semiconductor company leading in key end segments with highly complementary product set to Avago; $2.4 billion in revenues over four main product segments:

Enterprise Storage Wired Infrastructure

End Markets Storage Connectivity Hard Disk Drives Flash Networking

SAS SoCs SSD Network

Controllers Controllers Processors

Key Product Pre-Amplifiers

Families RAID Solutions PCIe Flash Enterprise &

Cards Telecom ASICs

Key

Customers

Note: “Enterprise Storage” and “Wired Infrastructure” reflect Avago’s definition of end markets

Your Imagination, Our Innovation

Optimized System-Level Solutions for Wired Infrastructure

Fiber Optic SerDes ASICs SoCs/Software Processors

Optimized Systems

Datacenter

Communications Infrastructure

Enterprise Networking

Your Imagination, Our Innovation

Increases Scale and Diversifies Revenue

Avago

LSI

Combined

LTM Revenue: $4,885M

Industrial & Other

14%

Wired

Infrastructure

23%

LTM Revenue: $2,520M LTM Revenue: $2,365M

(11/4/13) (9/29/13)

Wireless Comms

Industrial & Other Other 5%

23% Networking 25%

17%

Wired

Infrastructure

29%

Enterprise

Storage Storage

Wireless Comms

48% 78% 38%

Source: Company filings and presentations

Your Imagination, Our Innovation

Combined Company – Growing Together

~4700 employees worldwide

Headquarters in San Jose, CA and Singapore

~5,300 employees worldwide

Headquarters in San Jose, CA

Combined Company

Fort Collins, CO Colorado Springs, CO

Seoul, KR

San Jose, CA Allentown, PA Pune, IN Shanghai, CN

Penang, MY

Matamoros, MEX

Bangalore, IN

Singapore, SG

Avago LSI

Your Imagination, Our Innovation

Q&A

Your Imagination, Our Innovation

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”). The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT

DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.